                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Company Contact:                                             Contact:
Gary J. Dailey                                               Gene Marbach
Chief Financial Officer                                      Investor Relations
EVERLAST WORLDWIDE INC.                                      MAKOVSKY + COMPANY
212-239-0990 212-508-9600

           EVERLAST WORLDWIDE INC. REPORTS FIRST QUARTER 2006 RESULTS

     FIRST QUARTER 2006 HIGHLIGHTS INCLUDE:

     o      NET REVENUES FROM CONTINUING OPERATIONS INCREASE 20% TO $10 MILLION

     o      INCOME FROM CONTINUING OPERATIONS ADVANCES 83% TO $1.5 MILLION

     o      EBITDA FROM  CONTINUING  OPERATIONS AND BEFORE  NON-CASH STOCK BASED
         COMPENSATION AND WARRANT ISSUANCE COSTS IMPROVES 27% TO $1.7 MILLION

     o      REPORTED BASIC AND DILUTED  EARNINGS PER SHARE FOR THE FIRST QUARTER
         OF 2006  WERE  $0.69  AND  $0.64  RESPECTIVELY,  COMPARED  TO A LOSS OF
         $(0.03) PER BASIC AND DILUTED SHARE IN THE COMPARABLE PERIOD IN 2005

     o      ADJUSTED BASIC AND DILUTED EARNINGS PER COMMON SHARE,  EXCLUDING THE
         GAIN ON REDEMPTION  FROM THE  PREFERRED  STOCK FOR THE FIRST QUARTER OF
         2006, WERE BOTH $0.12,  COMPARED TO ADJUSTED BASIC AND DILUTED EARNINGS
         PER  SHARE  FROM  CONTINUING  OPERATIONS,  EXCLUDING  THE LOSS FROM OUR
         DISCONTINUED  COMPONENTS,  FOR THE FIRST  QUARTER  OF 2005 OF $0.07 AND
         $0.06 RESPECTIVELY

         NEW  YORK,  New York,  April  27,  2006 -  Everlast(R)  Worldwide  Inc.
(Nasdaq: EVST), manufacturer,  marketer and licensor of sporting goods, apparel, footwear  and other active  lifestyle  products  under the Everlast  brand name, today  announced its  financial  results for its fiscal 2006 first quarter ended
March 31, 2006.

         For the first quarter ended March 31, 2006, net revenues  increased 20%
to $10 million,  as compared to $8.3 million in the same period in 2005.  Growth in net revenue  resulted from a 33% increase in sporting goods sales to a record
$7 million, the second consecutive quarter of more than 30% year-over-year sales growth. Net licensing revenues for the first quarter of 2006 were $3 million, as compared to $3.1 million in the same period a year ago. In the first  quarter of fiscal 2006,  Everlast's  net licensing  revenues were impacted by the Company's decision not to renew its previous  footwear  license that was allowed to expire in December 2005, as well as an increase in licensing commissions resulting from the litigation  settlement  which requires the Company to pay commissions to the former agent of Everlast during 2006.

         In the first  quarter of 2006,  the  Company's  gross margin was 44.5%, compared  with 48.1% in the first  quarter a year ago.  The lower  gross  profit margin was  primarily  due to a change in revenue mix. This was driven by higher sporting goods sales, which have a lower gross margin than our revenue stream of licensing.  However,  the Company's sporting goods gross margins did improve 330 basis  points  over the 2005  comparable  period  due to  lower  product  costs, improved operational efficiencies and cost reductions in labor and overhead.

         The  Company  achieved  an 83%  increase  in  operating  income to $1.5 million,  while earnings from continuing operations and before interest,  taxes, depreciation  and  amortization  ("EBITDA"),  adjusted for non-cash  stock based compensation  and warrant  issuance  costs,  improved  27% to $1.7  million,  as compared with $1.3 million  reported in the same period a year ago. The increase in operating  income and EBITDA was largely a result of  increased  net revenues and  resulting  gross margin  dollars,  along with a reduction in our  operating expense  ratio of 30% compared  with 38.6% in the 2005  comparable  period.  The
operating  expense  decrease  was  primarily   achieved  by  lower  general  and
administrative  expenses  along with a reduction in non-cash  equity  awards and amortization  expense. In the first quarter of 2006, the Company was required to adopt  SFAS 123 (R),  Stock-Based  Compensation,  which  resulted  in a non-cash expense of $84,000.  In addition,  the Company  changed its  accounting  for the amortization of intangible  assets and is no longer  amortizing its trademark by
$228,000 per quarter, based on the assessment that the Everlast trademark has an indefinite life.

         Reported  net income from  continuing  operations  available  to common stockholders  was $2.5  million,  or $0.69 per basic share and $0.64 per diluted share,  as compared to a net loss of  $(94,000),  or $(0.03)  loss per basic and diluted share,  in the 2005  comparable  period.  The 2006 first quarter results herein  include the effects  from the $2 million gain on the  redemption  of our
Series A Preferred  Stock and  prepayment of related  notes  payable  previously disclosed on February 8, 2006, that benefited our results of operations by $0.57 per basic share and $0.52 per diluted share.  The 2005 comparable  first quarter results  include a loss  from our  discontinued  components  of  $(320,000),  or

$(0.10) per basic share and $(0.09)  per diluted  share.  Thus,  from an ongoing continuing  operations  basis,  the Company  earned  $0.12 per basic and diluted share in the 2006  period,  as  compared  to $0.07 and $0.06  basic and  diluted earnings per share respectively in the 2005 comparable period.

         Seth  Horowitz,  Chairman,  President  and Chief  Executive of Everlast
Worldwide  Inc.,  said "Our first  quarter  operating  results and balance sheet reflect the benefit from all of the strategic  initiatives we have  accomplished over the past eighteen months.  I am pleased with the  profitability we achieved for  our  stockholders,  both  with  and  without  the $2  million  gain  on the redemption of our Series A Preferred Stock and prepayment of related notes.  Our strong  operating  income and EBITDA were derived from a  combination  of record sporting goods revenues, improved gross margins on our sporting goods sales, and lower operating  expenses.  We have achieved these strong first quarter results, which met most of our  internal  goals and  objectives,  knowing  our  licensing revenues  would be  impacted  by our  decision  to end  sales of  footwear  with
Footstar/Meldisco,  we now have the  opportunity to re-license this category for sales at a higher level of  distribution  in the months to come.  In addition to partnering  with the right footwear  licensee,  we continue to move forward into
2006 and beyond by  gaining  entry into two of the  largest,  emerging  markets:
India and China.  While the retail  infrastructure is limited in both countries,
Everlast  is  looking  for the right  licensing  partner in each  country.  Each licensee must be able to create its own retail environment, potentially creating
Everlast  concept shops,  or have  tremendous  support from the existing  retail infrastructure and the capability to build the brand in many product categories.
We demand  excellence  in  quality  and a company  dedicated  to the  success of
Everlast."

         Mr. Horowitz  continued,  "Our first quarter sporting goods margins are already  benefiting from the effects of our cost containment  initiatives in the areas of manufacturing,  importing and distributing our sporting goods products.
Our gross  margins will also continue to benefit from the strong top line growth we are experiencing. This quarter marks our second consecutive period of revenue growth greater than 30% year-over-year,  a result of expanded  distribution with our traditional  sporting goods and mass  retailers,  along with new channels of distribution.  One of the new  distributors is Bed, Bath and Beyond,  which will carry certain products in the Fall of 2006 for a holiday promotion offering.  As we  continue to monitor our cost  structure  and look at ways to reduce  product costs,  logistics and corporate  overhead,  our internally  generated cash flows will  continue to reduce our  revolving  line of credit and term  facility  debt service,  which we have  already  benefited  from in the first  quarter of 2006.
These benefits, in part, helped to achieve a working capital improvement of more than $4 million from December 2005."

ABOUT EVERLAST WORLDWIDE INC.
         Everlast  Worldwide Inc.  manufactures,  markets and licenses  sporting goods, apparel,  footwear and other active lifestyle products under the Everlast brand name.  Since 1910,  Everlast has been the preeminent brand in the world of boxing and is among the most dominant  brands in the overall  sporting goods and apparel  industries.  Over the past 96 years,  Everlast products have become the
"Choice of Champions(TM)", having been used for training and professional fights by many of the  biggest  names in the sport.  Everlast  is the market  leader in nearly all of its product  categories,  responsible for leading eight of the top ten boxing  equipment  products in sales. In addition to producing and marketing the equipment and  accessories,  Everlast  Worldwide Inc.  licenses its brand to providers  of men's and women's  sportswear  and active wear,  children's  wear, footwear,  watches,  cardiovascular  exercise  equipment,  nutritional foods and gym/duffel bags to name just a few categories.  At the retail level,  Everlast's licensed products generate more than $700 million in revenues. The company's Web site can be found at HTTP://WWW.EVERLAST.COM.

         Statements  made in this Press  Release  that are  estimates of past or future performance are based on a number of factors,  some of which are outside of the Company's control. Statements made in this Press Release that state the  intentions,  beliefs,  expectations  or  predictions of
         Everlast  Worldwide,  Inc.  and  its  management  for  the  future  are forward-looking statements. It is important to note that actual results could differ  materially from those  projected in such  forward-looking statements.  Information  concerning  factors  that could cause  actual results to differ materially from those in  forward-looking  statements is contained  from time to time in filings of Everlast  Worldwide  with the U.S.  Securities and Exchange  Commission.  Copies of these filings may be obtained by contacting Everlast Worldwide or the SEC

                                      # # #

                                 (Tables Follow)

                                      EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                   Three Months Ended
                                                                                        March 31,
                                                                     -------------------------------------------

                                                                            2006                    2005
                                                                            ----                    ----
                                                                        (Unaudited)             (Unaudited)

Net sales                                                                    $ 6,967,000           $ 5,224,000
Net license revenues                                                           3,003,000             3,100,000
                                                                     --------------------   -------------------
Net revenues                                                                   9,970,000             8,324,000
                                                                     --------------------   -------------------

Cost of goods sold                                                             5,529,000             4,320,000
                                                                     --------------------   -------------------

Gross profit                                                                   4,441,000             4,004,000

Operating expenses:
    Selling and shipping                                                       1,566,000             1,205,000
    Stock based compensation and costs in connection with
        warrant issuance                                                          84,000               182,000
    General and administrative                                                 1,337,000             1,596,000
    Amortization                                                                       -               228,000
                                                                     --------------------   -------------------
                                                                               2,987,000             3,211,000
                                                                     --------------------   -------------------

Income from continuing operations                                              1,454,000              793,0000
                                                                     --------------------   -------------------

Other income (expense):
  Gain on early extinguishment of preferred stock and prepayment               2,032,000                     -
  of notes payable, net
  Interest expense and financing costs                                          (668,000)             (552,000)
  Investment income                                                                9,000                 4,000
                                                                     --------------------   -------------------
                                                                               1,373,000              (548,000)
                                                                     --------------------   -------------------

Income before provision for income
  taxes from continuing operations                                             2,827,000               245,000

Provision for income taxes                                                       343,000                19,000
                                                                     --------------------   -------------------

Net income from continuing operations                                         $2,484,000              $226,000

Loss from discontinued component, net of tax                                           -            ($320,000)
                                                                     --------------------   -------------------

Net income (loss) available to common stockholders                            $2,484,000              ($94,000)
                                                                     ====================   ===================

Basic earnings per share from continuing operations                                $0.69                 $0.07
                                                                     ====================   ===================
Diluted earnings per share from continuing operations                              $0.64                 $0.06
                                                                     ====================   ===================
Basic loss per share from discontinued component                                       -                ($0.10)
                                                                     ====================   ===================
Diluted loss per share from discontinued component                                     -                ($0.09)
                                                                     ====================   ===================
Net basic earnings (loss) per share                                                $0.69                ($0.03)
                                                                     ====================   ===================
Net diluted earnings (loss) per share                                              $0.64                ($0.03)
                                                                     ====================   ===================

                              EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                                    CONSOLIDATED BALANCE SHEETS

                                                                  March 31,          December 31,
                                                                    2006                2005
                                                           ----------------    -----------------

ASSETS

Current assets:
  Cash and cash equivalents                                      $ 232,000            $  58,000
  Accounts and licensing receivables - net                       8,022,000           11,117,000
  Inventories                                                    5,295,000            6,997,000
  Inventories of discontinued component                                  -              940,000
  Prepaid expenses and other current assets                      1,211,000            2,761,000
                                                           ----------------    -----------------
       Total current assets                                     14,760,000           21,873,000

 Property and equipment, net                                     6,267,000            6,213,000
 Goodwill                                                        6,718,000            6,718,000
 Trademarks, net                                                22,664,000           22,664,000
 Restricted cash                                                 1,071,000            1,059,000
 Other assets                                                    2,789,000            2,914,000
                                                           ----------------    -----------------
                                                              $ 54,269,000         $ 61,441,000
                                                           ================    =================

LIABILITIES, REDEEMABLE PARTICIPATING PREFERRED STOCK AND STOCKHOLDERS' EQUITY

Current liabilities:
  Due to factor                                                  4,998,000           13,028,000
  Accounts payable                                               1,863,000            3,159,000
  Current maturities of long term debt                           2,775,000            2,141,000
  Accrued expenses and other liabilities                         1,070,000            3,252,000
                                                           ----------------    -----------------
       Total current liabilities                                10,706,000           21,580,000

  License deposits payable                                         438,000              465,000
  Long term debt, net of current maturities                     24,839,000           26,531,000
                                                           ----------------    -----------------
Total liabilities                                               35,983,000           48,576,000
                                                           ----------------    -----------------

Stockholders' equity:
Common stock, par value $.002; 19,000,000 shares
   authorized, 3,870,471 and  3,378,743 outstanding                 10,000                8,000
Class A common stock, par value $.01; 100,000 shares
   authorized; 100,000 shares issued and outstanding                     -                1,000
Paid-in capital                                                 15,244,000           12,307,000
Retained earnings                                                3,759,000            1,276,000
                                                           ----------------    -----------------
                                                                19,013,000           13,592,000
  Less treasury stock                                             (727,000)            (727,000)
                                                           ----------------    -----------------
       Total stockholders' equity                               18,286,000           12,865,000
                                                           ----------------    -----------------
                                                              $ 54,269,000         $ 61,441,000
                                                           ================    =================

                              EVERLAST WORLDWIDE INC. & SUBSIDIARIES

          RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS TO EBITDA EXCLUDING CERTAIN
                           NON-CASH CHARGES FROM CONTINUING OPERATIONS

                                                                    Three Months Ended
                                                                        March 31,
                                                         -------------------------------------

                                                                 2006               2005
                                                                 ----               ----
                                                             (Unaudited)         (Unaudited)

Income from continuing operations as reported GAAP basis
                                                                $1,454,000             $793,000
                                                         -----------------   ------------------

Adjustments:
Depreciation and amortization included in operating                160,000              363,000
income
Non-cash stock based compensation and non-cash costs in                                 182,000
connection with warrant issuance                                   84,000
                                                         -----------------   ------------------

Adjusted EBITDA (Earnings excluding certain costs
before interest, taxes, depreciation and amortization)         $1,698,000            $1,338,000
                                                         =================   ==================

Note: To  supplement  its financial  statements  presented on a GAAP basis,  the
Company uses non-GAAP  additional measures of EBITDA adjusted to exclude certain non-cash costs in connection with stock based  compensation and warrant issuance costs.  The  Company  believes  that the use of  these  additional  measures  is
appropriate  to  enhance  an  overall   understanding   of  its  past  financial
performance.  These  adjustments to the Company's GAAP results are made with the intent  of  providing  both  management  and  investors  with  a  more  complete
understanding  of  the  underlying   operational  results  and  trends  and  its
marketplace performance.  The presentation of this additional information is not meant to be  considered  in  isolation  or as a  substitute  for net earnings or earnings per share  prepared in accordance  with generally  accepted  accounting principles in the United States.